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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 27, 2019

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Mourant Ozannes Corporate Services (Cayman) Limited 94 Solaris Avenue, Camana Bay Grand Cayman KY1-1108 Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949 4123
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

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Item 2.02. Results of Operations and Financial Condition.
On February 27, 2019, BeiGene, Ltd. (the “Company”) announced its financial results for the three months and year ended December 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure.
The Company will hold a fourth quarter and full year 2018 financial results conference call and webcast on February 27, 2019 and hold an in-person and webcast investor event in Hong Kong on February 28, 2019 (the “Investor Events”). A copy of the Company’s presentation to be shared with investors at the Investor Events is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. The presentation shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).
Item 8.01. Other Events.
In its press release dated February 27, 2019, the Company also provided an update on fourth quarter 2018 and recent business highlights and expected milestones for 2019. The information in the press release set forth under the headings “Recent Business Highlights and Upcoming Milestones” and “Forward-Looking Statements” is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by BeiGene, Ltd. on February 27, 2019
99.2	BeiGene, Ltd. presentation dated February 27-28, 2019
The portions of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to such item. The remaining portions of the press release are being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by BeiGene, Ltd. on February 27, 2019
99.2	BeiGene, Ltd. presentation dated February 27-28, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: February 27, 2019	By:	/s/ Scott A. Samuels
Scott A. Samuels
Senior Vice President, General Counsel